File No. 33-27172
                                                           811-5719
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [X]

     Pre-Effective Amendment No.                                   [_]

     Post-Effective Amendment No. 11                               [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]

     Amendment No. 11                                              [X]

                        (Check appropriate box or boxes.)

   DREYFUS LIFE AND ANNUITY INDEX FUND, INC. (D/B/A DREYFUS STOCK INDEX FUND)
               (Exact Name of Registrant as Specified in Charter)


          c/o The Dreyfus Corporation
          200 Park Avenue, New York, New York       10166
          (Address of Principal Executive Offices)  (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 922-6000

                              Mark N. Jacobs, Esq.
                                 200 Park Avenue
                            New York, New York 10166
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

                  immediately upon filing pursuant to paragraph (b)
         ----
                  on     (DATE)      pursuant to paragraph (b)
         ----
                  60 days after filing pursuant to paragraph (a)(1)
         ----
           X      on May 1, 1999 pursuant to paragraph (a)(1)
         ----
                  75 days after filing pursuant to paragraph (a)(2)
         ----
                  on     (DATE)      pursuant to paragraph (a)(2) of Rule 485
         ----

If appropriate, check the following box:

                  this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
         ----

DREYFUS STOCK INDEX FUND

Investing in the stocks included in the S&P 500 Index.




PROSPECTUS  May 1, 1999



                                                               DREYFUS  [LOGO]


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                                                     CONTENTS


                              THE FUND
-------------------------------------------------------------------------------

                              Goal/Approach

                              Main Risks

                              Past Performance

                              Expenses

                              Management

                              Financial Highlights

                              BUY/SELL SHARES
-------------------------------------------------------------------------------

                              Account Policies

                              Distributions and Taxes

                              FOR MORE INFORMATION
-------------------------------------------------------------------------------

                              Information on the fund's recent strategies and holdings can be found in the current annual/semiannual report. See back cover.



Shares of the fund are offered only to separate accounts established by insurance companies to fund variable annuity contracts ("VA contracts") and variable life insurance policies ("VLI policies") and to qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis ("Eligible Plans"). Individuals may not purchase shares directly from the fund. The VA contracts and the VLI policies are described in the separate prospectuses issued by the participating insurance companies over which the fund assumes no responsibility.

The investment objective and policies of the fund may be similar to other funds managed by the investment advisers. However, the investment results of the fund may be higher or lower than, and may not be comparable to, such other funds.

DREYFUS STOCK INDEX FUND                                         THE FUND
      Ticker Symbol:  xxxx


[ICON]    GOAL/APPROACH

The fund seeks to match the total return of the Standard & Poor's 500 Composite Stock Price Index. To pursue this goal, the fund generally invests in all 500 stocks in the S&P 500(R) Index in proportion to their weighting in the index.

The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization, which means larger companies have greater representation in the index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of securities.

[LEFT SIDE BAR]

CONCEPTS TO UNDERSTAND

INDEX FUNDS: mutual funds that are designed to match the performance of an underlying benchmark index. To replicate index performance, the manager uses a passive management approach and purchases all or a representative sample of the stocks comprising the benchmark index. Because the fund has expenses, performance will tend to be slightly lower than that of the target benchmark. The fund attempts to have a correlation between its performance and that of the S&P 500 Index of at least .95 before expenses. A correlation of 1.00 would mean that the fund and the index were perfectly correlated.



[ICON]    MAIN RISKS

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of your investment in the fund will go up and down, which means that you could lose money.

Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the fund's performance may sometimes be lower or higher than that of other types of funds.

The fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor stock performance.

The correlation between fund and index performance may be affected by the fund's expenses, changes in securities markets, changes in the composition of the index, the size of the fund's portfolio and the timing of purchases and redemptions of fund shares.

The fund may invest in stock index futures, which could carry additional risks such as losses due to unanticipated market price movements, and could also reduce the opportunity for gain.

                       ----------------------------------


[SIDE BAR]

CONCEPTS TO UNDERSTAND

Standard & Poor's(R), S&P(R), Standard & Poor's 500(R) and S&P 500(R) are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the fund.

                       ----------------------------------


[ICON]    PAST PERFORMANCE

PERFORMANCE INFORMATION FOR THE FUND DOES NOT REFLECT CHARGES IMPOSED BY PARTICIPATING INSURANCE COMPANIES UNDER THEIR VA CONTRACTS OR VLI POLICIES OR ANY CHARGES IMPOSED BY ELIGIBLE PLANS. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURN FOR THE PERIODS SHOWN. VA CONTRACT HOLDERS, VLI POLICY HOLDERS AND ELIGIBLE PLAN PARTICIPANTS SHOULD CONSIDER THESE CHARGES WHEN EVALUATING THE PERFORMANCE OF THE FUND AND COMPARING IT TO THE PERFORMANCE OF OTHER MUTUAL FUNDS. VA CONTRACT HOLDERS AND VLI POLICY HOLDERS SHOULD CONSULT THE PROSPECTUS FOR THEIR CONTRACT OR POLICY AND ELIGIBLE PLAN PARTICIPANTS SHOULD CONTACT THEIR PLAN ADMINISTRATOR OR TRUSTEE FOR INFORMATION ON ANY SUCH CHARGES.

The two tables to the right show the fund's annual returns and its long-term performance. The first table shows how the fund's performance has varied from year to year. The second table compares the performance of the fund over time to that of the S&P 500 Index. Both tables assume the reinvestment of dividends and distributions. Of course, the past is not a prediction of the future.

Year-by-year total return AS OF 12/31 EACH YEAR (%)

         [To be provided by amendment]

Best Quarter:               Q______             ______%
Worst Quarter:              Q______             ______%

-------------------------------------------------------------------------------

Average annual total return AS OF 12/31/98

                                                                  INCEPTION
                            1 YEAR              5 YEARS           (9/29/89)
-------------------------------------------------------------------------------
Fund                        ___%                ___%              ___%
S&P 500                     ___%                ___%              ___%*


* For comparative purposes, the value of the index on 9/__/89 is used as the beginning value on 9/29/89.

                       ----------------------------------


[SIDE BAR]

WHO ARE THE SHAREHOLDERS

The participating insurance companies and their separate accounts and the Eligible Plans are the shareholders of the fund. From time to time, a shareholder may own a substantial number of fund shares the sale of which would adversely affect the fund's net asset value per share (NAV).

WHAT THIS FUND IS AND ISN'T

This fund is a mutual fund: a pooled investment that is professionally managed and gives you the opportunity to participate in financial markets. It strives to reach its stated goal, although as with all mutual funds, it cannot offer guaranteed results.

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency. It is not a complete investment program. You could lose money in this fund, but you also have the potential to make money.

                       ----------------------------------

[ICON]    EXPENSES

As an investor, you pay certain fees and expenses in connection with the portfolio, which are described in the table below. Annual portfolio operating expenses are paid out of portfolio assets, so their effect is included in the portfolio's share price. The information in the table does not reflect account fees and charges to separate accounts or related VA contracts and VLI policies that may be imposed by participating insurance companies or any charges imposed by Eligible Plans.


ANNUAL FUND OPERATING EXPENSES
AS A % OF AVERAGE DAILY NET
ASSETS
Management fees                                            0.245%
Shareholder services fee                                    ____%
Other expenses                                              ____%

------------------------------------------------------------------------------
TOTAL                                                       ____%


-------------
EXPENSE EXAMPLE


            1 year..............................            $___
            3 years.............................            $___
            5 years.............................            $___
            10 years............................            $___


This example shows what an investor could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses: $10,000 initial investment, 5% total return each year and no changes in expenses. The figures shown would be the same whether investors sold their shares at the end of a period or kept them. Because actual returns and expenses will be different, the example is for comparison only.

------------------------------------------------------------------------------

[LEFT SIDE BAR]

CONCEPTS TO UNDERSTAND

MANAGEMENT FEE: the fee paid to the investment adviser for managing the portfolio and assisting in all aspects of the portfolio's operations.

SHAREHOLDER SERVICES FEE: a fee of up to 0.25% used to reimburse Dreyfus Service Corporation for shareholder account service and maintenance.

OTHER EXPENSES: fees paid by the portfolio for miscellaneous items such as transfer agency, professional and registration fees.

[ICON]    MANAGEMENT

The manager of the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Founded in 1947, Dreyfus manages one of the nation's leading mutual fund complexes, with more than $121 billion in over 160 mutual fund portfolios. Dreyfus is the primary mutual fund business of Mellon Bank Corporation, a broad-based financial services company with a bank at its core. With more than $350 billion of assets under management and $1.7 trillion of assets under administration and custody, Mellon provides a full range of banking, investment and trust products and services to individuals, businesses and institutions. Its mutual fund companies place Mellon as the leading bank manager of mutual funds. Mellon is headquartered in Pittsburgh, Pennsylvania.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success. For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions. This approach is designed to provide each fund with a distinct, stable identity.

Dreyfus has engaged Mellon Equity Associates, an affiliate of Dreyfus, to serve as the fund's index fund manager. Mellon Equity, 500 Grant Street, Pittsburgh, Pennsylvania 15288, managed approximately $____ billion in assets and provided investment advisory services for two other investment companies having aggregate assets of approximately $___ million as of December 31, 1998.

[SIDE BAR]

CONCEPTS TO UNDERSTAND

YEAR 2000 ISSUES: the fund could be adversely affected if the computer systems used by Dreyfus and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000.

Dreyfus is working to avoid year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                       ----------------------------------


[ICON]    FINANCIAL HIGHLIGHTS

The following table describes the fund's performance for the fiscal periods indicated. "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been independently audited by _________, whose report, along with the fund's financial statements, is included in the annual report. The total investment return information set forth below does not reflect certain expenses charged the separate accounts or related VA contracts and VLI policies by the participating insurance companies or any charges imposed by Eligible Plans, the inclusion of which would reduce the fund's total investment return for each year indicated.

[To be provided by amendment]

                       ----------------------------------

[ICON]    ACCOUNT POLICIES

BUYING SHARES

Fund shares are offered only to separate accounts of participating insurance companies and Eligible Plans. Individuals may not purchase shares directly from the fund. VA contract holders and VLI policy holders should consult the applicable prospectus of the separate account of the participating insurance company and Eligible Plan participants should consult the Plan's administrator or trustee for more information about buying fund shares.

The price for fund shares is the fund's NAV, which is generally calculated as of the close of trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time) every day the exchange is open. Purchase orders from separate accounts received in proper form by the participating insurance company or from Eligible Plans on a given business day are priced at the NAV calculated on such day, provided that the order and Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) in the net amount of such order are received by the fund in proper form on the next business day. The participating insurance company or Eligible Plan administrator or trustee is responsible for properly transmitting purchase orders and Federal Funds.

The fund's investments are generally valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the fund's board.

SELLING SHARES

Fund shares may be sold (redeemed) at any time by the separate accounts of the participating insurance companies or by Eligible Plans. Individuals may not place sell orders directly with the fund. Redemption orders from separate accounts received in proper form by the participating insurance company or from Eligible Plans on a given business day are priced at the NAV calculated on such day, provided that the orders are received by the fund in proper form on the next business day. The participating insurance company or Eligible Plan administrator or trustee is responsible for properly transmitting redemption orders. VA contract holders and VLI policy holders should consult the applicable prospectus of the separate account of the participating insurance company and Eligible Plan participants should consult the Plan's administrator or trustee for more information about selling fund shares.

[SIDE BAR]

To maximize the fund's ability to track the S&P 500 Index, shareholders are urged to transmit redemption requests so that they may be received by the fund or its authorized agent prior to 12:00 noon Eastern time on the day the shareholder wants the request to be effective.

[ICON]    DISTRIBUTIONS AND TAXES

The fund generally pays dividends from its net investment income quarterly, and distributes any net capital gains that it has realized once a year.

Distributions will be reinvested in additional shares of the fund unless instructed otherwise by a participating insurance company or Eligible Plan.

Since the fund's shareholders are the participating insurance companies and their separate accounts and the Eligible Plans, the tax treatment of dividends and distributions will depend on the tax status of the participating insurance company or Eligible Plan. Accordingly, no discussion is included as to the federal income tax consequences to VA contract holders, VLI policy holders and Eligible Plan participants. For this information, VA contract holders and VLI policy holders should consult the applicable prospectus of the separate account of the participating insurance company and Eligible Plan participants should consult the Plan's administrator or trustee.

Participating insurance companies and Eligible Plans should consult their tax advisers about federal, state and local tax consequences.

                              FOR MORE INFORMATION

DREYFUS STOCK INDEX FUND
SEC file number:  811-5719


     More information on this fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORT

     Describes the fund's performance, lists portfolio holdings and contains a letter from the fund manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

     Provides more details about the fund and its policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference (is legally considered part of this prospectus).

[SIDE BAR]

         TO OBTAIN INFORMATION:

         BY TELEPHONE
         Call 1-800-___-____

         BY MAIL Write to:
         The Dreyfus Family of Funds
         Attn:  Institutional Servicing
         144 Glenn Curtiss Boulevard
         Uniondale, NY  11556-0144

         BY E-MAIL Send your request to info@dreyfus.com

         ON THE INTERNET Text-only versions of fund documents can be viewed online or downloaded from:

                  SEC
                  http://www.sec.gov

                  DREYFUS
                  http://www.dreyfus.com

          You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

(C) 1999, Dreyfus Service Corporation

------------------------------------------------------------------------------

                            DREYFUS STOCK INDEX FUND


                       STATEMENT OF ADDITIONAL INFORMATION
                                   MAY 1, 1999
 -----------------------------------------------------------------------------

     This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the current Prospectus of Dreyfus Stock Index Fund (the "Fund"), dated May 1, 1999, as it may be revised from time to time. To obtain a copy of the Fund's Prospectus, please write to the Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, or call
(516) 338-3300:

     Shares of the Fund are offered only to variable annuity and variable life insurance separate accounts established by insurance companies ("Participating Insurance Companies") to fund variable annuity contracts and variable life insurance policies (collectively, "Policies") and qualified pension and retirement plans and accounts permitting accumulation of assets on a tax-deferred basis (collectively, "Eligible Plans") outside the separate account context.

     The Fund's most recent Annual Report and Semi-Annual Report to Shareholders are separate documents supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing in the Annual Report are incorporated by reference into this Statement of Additional Information.



                                TABLE OF CONTENTS

                                                                        PAGE
                                                                        -----


Description of the Fund.................................................B-2
Management of the Fund..................................................B-8
Management Arrangements.................................................B-12
How to Buy Shares.......................................................B-15
Shareholder Services Plan...............................................B-16
How to Redeem Shares....................................................B-16
Determination of Net Asset Value........................................B-17
Dividends, Distributions and Taxes......................................B-18
Portfolio Transactions..................................................B-20
Performance Information.................................................B-21
Information About the Fund..............................................B-21
Counsel and Independent Accountants.....................................B-23
Appendix............................................................. ..B-24

                             DESCRIPTION OF THE FUND

     The Fund is a Maryland corporation formed on January 24, 1989 that commenced operations on September 29, 1989. On May 1, 1994, the Fund, which is incorporated under the name Dreyfus Life and Annuity Index Fund, Inc., began operating under the name Dreyfus Stock Index Fund.

     The Dreyfus Corporation ("Dreyfus") serves as the Fund's manager. Dreyfus has engaged its affiliate, Mellon Equity Associates ("Mellon Equity"), to serve as the Fund's index fund manager and provide day-to-day management of the Fund's investments. Dreyfus and Mellon Equity are referred to collectively as the "Advisers."

     Premier Mutual Fund Services, Inc. (the "Distributor") serves as the distributor of the Fund's shares.


CERTAIN PORTFOLIO SECURITIES


     The following information supplements and should be read in conjunction with the Fund's Prospectus. When the Fund has cash reserves, it may invest in the securities described below.


     U.S. GOVERNMENT SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations from the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support for such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.


     REPURCHASE AGREEMENTS. In a repurchase agreement, the Fund buys, and the seller agrees to repurchase, a security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Fund's custodian or sub-custodian will have custody of, and will hold in a segregated account, securities acquired by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission to be loans by the Fund. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with domestic banks with total assets in excess of $1 billion, or primary government securities dealers reporting to the Federal Reserve Bank of New York, with respect to securities of the type in which the Fund may invest, and will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price.


     BANK OBLIGATIONS. The Fund may purchase certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks, foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. With respect to such securities issued by foreign subsidiaries or foreign branches of domestic banks, and domestic and foreign branches of foreign banks, the Fund may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers.

     Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time.

     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate.

     Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instruments upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates.

     COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated at least Prime-1 by Moody's Investors Service, Inc. ("Moody's") or A-1 by Standard & Poor's Ratings Group ("S&P"), (b) issued by companies having an outstanding unsecured debt issue currently rated at least Aa by Moody's or at least AA- by S&P, or (c) if unrated, determined by the Advisers to be of comparable quality to those rated obligations which may be purchased by the Fund.

INVESTMENT TECHNIQUES


     The following information supplements and should be read in conjunction with the Fund's Prospectus.

     GENERAL. The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the Standard & Poor's 500 Composite Stock Price Index (the "Index") of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the Index. The Fund's ability to correlate its performance with the Index, however, may be affected by, among other things, changes in securities markets, the manner in which the Index is calculated by S&P and the timing of purchases and redemptions. In the future, the Fund's Board, subject to the approval of shareholders, may select another index if such a standard of comparison is deemed to be more representative of the performance of common stocks.

     The Fund's ability to duplicate the performance of the Index also depends to some extent on the size of the Fund's portfolio and the size of cash flows into and out of the Fund. Investment changes to accommodate these cash flows are made to maintain the similarity of the Fund's portfolio to the Index to the maximum practicable extent.

     BORROWING MONEY. The Fund is permitted to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 5% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made.

     LENDING PORTFOLIO SECURITIES. The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund continues to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. Loans of portfolio securities may not exceed 30% of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

     DERIVATIVES. The Fund may invest in derivatives in anticipation of taking a market position when, in the opinion of the Advisers, available cash balances do not permit an economically efficient trade in the cash market. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

     Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

     Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.

     If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

     Although the Fund will not be a commodity pool, certain derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. The Fund may invest in stock index futures contracts for hedging purposes without limit. However, the Fund may not invest in such contracts for other purposes if the sum of the amount of initial margin deposits, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts.

STOCK INDEX FUTURES. The derivatives the Fund may use include stock index futures. A stock index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day. The Fund purchases and sells futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.


     Using futures in anticipation of market transactions involves certain risks. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. In addition, the price of stock index futures may not correlate perfectly with the movement in the stock index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movements in the stock index and movements in the price of stock index futures, a correct forecast of general market trends still may not result in a successful hedging transaction.


     In connection with its futures transactions, the Fund may be required to set aside in a segregated account permissible liquid assets in an amount equal to the market value of the underlying commodity less any amount deposited as margin.

INVESTMENT CONSIDERATIONS AND RISKS

     FOREIGN SECURITIES. Since the stocks of some foreign issuers are included in the Index, the Fund's portfolio may contain securities of such foreign issuers which may subject the Fund to additional investment risks with respect to those securities that are different in some respects from those incurred by a fund which invests only in securities of domestic issuers. Such risks include possible adverse political and economic developments, seizure or nationalization of foreign deposits or adoption of governmental restrictions which might adversely affect or restrict the payment of principle and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise.

     SIMULTANEOUS INVESTMENTS. Investment decisions for the Fund are made independently from those of the other investment companies or accounts advised by Dreyfus or Mellon Equity. If, however, such other investment companies or accounts desire to invest in, or dispose of, the same securities as the Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Fund or the price paid or received by the Fund.


INVESTMENT RESTRICTIONS


     The Fund's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund's outstanding voting shares. In addition, the Fund has adopted the following investment restrictions as fundamental policies. The Fund may not:


     1. Purchase securities of any company having less than three years' continuous operations (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such companies to exceed 5% of the value of its total assets.

     2. Purchase securities of closed-end investment companies, except (a) in the open market where no commission other than the ordinary broker's commission is paid, which purchases are limited to a maximum of (i) 3% of the total outstanding voting stock of any one closed-end investment company, (ii) 5% of the Fund's net assets with respect to the securities issued by any one closed-end investment company and (iii) 10% of the Fund's net assets in the aggregate, or (b) those received as part of a merger or consolidation. The Fund may not purchase the securities of open-end investment companies other than itself.

     3. Invest in commodities, except that the Fund may invest in futures contracts as described in the Prospectus and Statement of Additional Information.

     4. Purchase, hold or deal in real estate, or oil and gas interests, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

     5. Borrow money or pledge, mortgage or hypothecate its assets, except as described in the Fund's Prospectus and the Statement of Additional Information and in connection with entering into futures contracts. Collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Fund's assets.

     6. Lend any funds or other assets, except through the purchase of debt securities, bankers' acceptances and commercial paper of corporations and other entities. However, the Fund may lend its portfolio securities in an amount not to exceed 30% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Fund's Board.

     7. Act as an underwriter of securities of other issuers or purchase securities subject to restrictions on disposition under the Securities Act of 1933 (so-called "restricted securities"). The Fund may not enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are not readily marketable, if, in the aggregate, more than 10% of the value of the Fund's net assets would be so invested. The Fund will not enter into time deposits maturing in more than seven days and time deposits maturing from two business through seven calendar days will not exceed 10% of the Fund's total assets.

     8. Invest in the securities of a company for the purpose of exercising management or control, but the Fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

     9. Purchase, sell or write puts, calls or combinations thereof.

     10. Invest more than 25% of its assets in investments in any particular industry or industries (including banking), except to the extent the Index also is so concentrated, provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     In addition to the investment restrictions adopted as fundamental policies set forth above, the Fund operates with certain non-fundamental policies which may be changed by vote of a majority of the Board members at any time. The Fund may not: (i) engage in arbitrage transactions, (ii) purchase warrants (other than those acquired by the Fund in units or attached to securities), (iii) sell securities short, but reserves the right to sell securities short against the box, and (iv) invest more than 10% of its total assets in the securities of any single issuer or invest in more than 10% of the voting securities of any single issuer. In addition, the Fund intends to: (i) comply with the diversification requirements under Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) comply in all material respects with relevant insurance laws and regulations applicable to investments of separate accounts of Participating Insurance Companies.

     If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.


                             MANAGEMENT OF THE FUND


     The Fund's Board is responsible for the management and supervision of the Fund. The Board approves all significant agreements between the Fund and those companies that furnish services to the Fund. These companies are as follows:


         The Dreyfus Corporation                  Investment Adviser
         Premier Mutual Fund Services, Inc.       Distributor
         Dreyfus Transfer, Inc.                   Transfer Agent
         Boston Safe Deposit and Trust Company    Custodian


     Board members and officers of the Fund, together with information as to their principal business occupations during at least the last five years, are shown below.

BOARD MEMBERS OF THE FUND


JOSEPH S. DiMARTINO, CHAIRMAN OF THE BOARD. Since January 1995, Chairman of the Board of various funds in the Dreyfus Family of Funds. He also is a director of The Noel Group, Inc., a venture capital company (for which, from February 1995 until November 1997, he was Chairman of the Board), The Muscular Dystrophy Association, HealthPlan Services Corporation, a provider of marketing, administrative and risk management services to health and other benefit programs, Carlyle Industries, Inc. (formerly, Belding Heminway, Inc.), a button packager and distributor, Career Blazers, Inc. (formerly, Staffing Resources, Inc.), a temporary placement agency, and Century Business Services, Inc., a provider of various outsourcing functions for small and medium sized companies. For more than five years prior to January 1995, he was President, a director and, until August 1994, Chief Operating Officer of the Manager and Executive Vice President and a director of Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus and, until August 24, 1994, the Fund's distributor. From August 1994 until December 31, 1994, he was a director of Mellon Bank Corporation. He is 55 years old and his address is 200 Park Avenue, New York, New York 10166.


DAVID P. FELDMAN, BOARD MEMBER. Trustee of Corporate Property nvestors, a real estate investment company, and a director of several mutual funds in the 59 Wall Street Mutual Funds Group and of the Jeffrey Company, a private investment company. He was employed at AT&T from July 1961 to his retirement in April 1997, most recently serving as Chairman and Chief Executive Officer of AT&T Investment Management Corporation. He is 58 years old and his address is 3 Tall Oaks Drive, Warren, New Jersey 07059.

JOHN M. FRASER, JR., BOARD MEMBER. President of Fraser Associates, a service company for planning and arranging corporate meetings and other events. From September 1975 to June 1978, he was Executive Vice President of Flagship Cruises, Ltd. Prior thereto, he was Senior Vice President and Resident Director of the Swedish-American Line for the United States and Canada. He is 76 years old and his address is 133 East 64th Street, New York, New York 10021.

EHUD HOUMINER, BOARD MEMBER. Professor and Executive-in-Residence at the
     Columbia Business School, Columbia University. Since January 1996, Principal of Lear, Yavitz and Associates, a management consulting firm. He was President and Chief Executive Officer of Philip Morris USA, manufacturers of consumer products, from December 1988 to September 1990. He also is a director of Avnet Inc. and Super-Sol Limited. He is 57 years old and his address is c/o Columbia Business School, Columbia University, Uris Hall, Room 526, New York, New York 10027.

GLORIA MESSINGER, BOARD MEMBER. From 1981 to 1993, Managing Director and Chief
     Executive Officer of ASCAP (American Society of Composers, Authors and Publishers). She is a member of the Board of Directors of the Yale Law School Fund and Theater for a New Audience, Inc., and was Secretary of the ASCAP Foundation and served as a trustee of the Copyright Society of the United States. She is also a member of numerous professional and civic organizations. She is 68 years old and her address is 747 Third Avenue, 11th Floor, New York, New York 10017.

JACK R. MEYER, BOARD MEMBER. President and Chief Executive Officer of
     Harvard Management Company, an investment management company, since September 1990. Prior thereto, he was Treasurer and Chief Investment Officer of The Rockefeller Foundation. He also is a director of Foundation Advisers, Inc., a non-stock corporation headquartered in Charlottesville, Virginia. He is 52 years old and his address is 600 Atlantic Avenue, Boston, Massachusetts 02210.

JOHN SZARKOWSKI, BOARD MEMBER. Director Emeritus of Photography at The Museum of Modern Art. Consultant in Photography. He is 72 years old and his address is Bristol Road, Box 221, East Chatham, New York 12060.

ANNE WEXLER, BOARD MEMBER. Chairman of the Wexler Group, consultants specializing in government relations and public affairs. She is also a director of Alumax, Comcast Corporation, The New England Electric System, and Nova Corporation, and a member of the Board of the Carter Center of Emory University, the Council of Foreign Relations, the National Park Foundation, Visiting Committee of the John F. Kennedy School of Government at Harvard University and the Board of Visitors of the University of Maryland School of Public Affairs. She is 67 years old and her address is c/o The Wexler Group, 1317 F Street, N.W., Suite 600, Washington, D.C. 20004.

     For so long as the Fund's plan described in the section captioned "Shareholder Services Plan" remains in effect, the Board members of the Fund who are not "interested persons" of the Fund, as defined in the 1940 Act, will be selected and nominated by the Board members who are not "interested persons" of the Fund.


     The Fund typically pays its Board members an annual retainer and a per meeting fee and reimburses them for their expenses. The Chairman of the Board receives an additional 25% of such compensation. Emeritus Board members are entitled to receive an annual retainer and a per meeting fee of one-half the amount paid to them as Board members. The aggregate amount of compensation paid to each Board members by the Fund and by all other funds in the Dreyfus Family of Funds for which such person is a Board member (the number of which is set forth in parenthesis next to each Board member's total compensation) for the fiscal year ended December 31, 1998, were as follows:




                                                                  TOTAL COMPENSATION
                                      AGGREGATE                   FROM FUND AND FUND COMPLEX
NAME OF BOARD MEMBER                  COMPENSATION FROM FUND*     PAID TO BOARD MEMBER
--------------------                  ------------------------    ---------------------------


Joseph S. DiMartino                   $_____                         $__________ (___)

David P. Feldman                      $_____                         $__________ (___)

John M. Fraser, Jr.                   $_____                         $ __________ (___)

Ehud Houminer                         $_____                         $__________ (___)

David J. Mahoney                      $_____                         $__________ (___)

Gloria Messinger                      $_____                         $__________ (___)

Jack R. Meyer                         $_____                         $__________ (___)

John Szarkowski                       $_____                         $__________ (___)

Anne Wexler                           $_____                         $__________ (___)


----------------------------


* Amount does not include reimbursed expenses for attending Board meetings, which amounted to $_____ for all Board members as a group.



OFFICERS OF THE FUND


MARIE E. CONNOLLY, PRESIDENT AND TREASURER. President, Chief Executive
     Officer, Chief Compliance Officer and a director of the Distributor and Funds Distributor, Inc., the ultimate parent of which is Boston Institutional Group, Inc., and an officer of other investment companies advised or administered by Dreyfus. She is 41 years old.

MARGARET W. CHAMBERS, VICE PRESIDENT AND SECRETARY. Senior Vice President and
     General Counsel of Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From August 1996 to March 1998, she was Vice President and Assistant General Counsel for Loomis, Sayles & Company, L.P. From January 1986 to July 1996, she was an associate with the law firm of Ropes & Gray. She is 38 years old.

MICHAEL S. PETRUCELLI, VICE PRESIDENT, ASSISTANT SECRETARY AND ASSISTANT
     TREASURER. Senior Vice President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From December 1989 through November 1996, he was employed by GE Investment Services where he held various financial, business development and compliance positions. He also served as Treasurer of the GE Funds and as a Director of GE Investment Services. He is 36 years old.

STEPHANIE D. PIERCE, VICE PRESIDENT, ASSISTANT SECRETARY AND ASSISTANT
     TREASURER. Vice President and Client Development Manager of Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From April 1997 to March 1998, she was employed as a Relationship Manager with Citibank, N.A. From August 1995 to April 1997, she was an Assistant Vice President with Hudson Valley Bank, and from September 1990 to August 1995, she was Second Vice President with Chase Manhattan Bank. She is 30 years old.

MARY A. NELSON, VICE PRESIDENT AND ASSISTANT TREASURER.  Vice President of the
     Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From September 1989 to July 1994, she was an Assistant Vice President and Client Manager for The Boston Company, Inc. She is 34 years old.

GEORGE A. RIO, VICE PRESIDENT AND ASSISTANT TREASURER. Executive Vice
     President and Client Service Director of Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From June 1995 to March 1998, he was Senior Vice President and Senior Key Account Manager for Putnam Mutual Funds. From May 1994 to June 1995, he was Director of Business Development for First Data Corporation. From September 1983 to May 1994, he was Senior Vice President and Manager of Client Services and Director of Internal Audit at The Boston Company, Inc. He is 43 years old.

JOSEPH F. TOWER, III, VICE PRESIDENT AND ASSISTANT TREASURER. Senior Vice
     President, Treasurer, Chief Financial Officer and a director of the Distributor and Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From July 1988 to August 1994, he was employed by The Boston Company, Inc. where he held various management positions in the Corporate Finance and Treasury areas. He is 36 years old.

DOUGLAS C. CONROY, VICE PRESIDENT AND ASSISTANT SECRETARY. Assistant Vice
     President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From April 1993 to January 1995, he was a Senior Fund Accountant for Investors Bank & Trust Company. He is 29 years old.

CHRISTOPHER J. KELLEY, VICE PRESIDENT AND ASSISTANT SECRETARY. Vice President and Senior Associate General Counsel of Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From April 1994 to July 1996, he was Assistant Counsel at Forum Financial Group. He is 33 years old.

KATHLEEN K. MORRISEY, VICE PRESIDENT AND ASSISTANT SECRETARY. Manager of
     Treasury Services Administration of Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From July 1994 to November 1995, she was a Fund Accountant for Investors Bank & Trust Company. She is 26 years old.

ELBA VASQUEZ, VICE PRESIDENT AND ASSISTANT SECRETARY. Assistant Vice
     President of Funds Distributor, Inc., and an officer of other investment companies advised or administered by Dreyfus. From March 1990 to May 1996, she was employed by U.S. Trust Company of New York where she held various sales and marketing positions. She is 37 years old.



     The address of each officer of the Fund is 200 Park Avenue, New York, New York 10166.


         The Fund's Board members and officers, as a group, owned less than 1% of the Fund's shares outstanding on February __, 1999.

     The following persons are known by the Fund to own of record 5% or more of the Fund's voting securities outstanding on February __, 1999: [Nationwide Variable Account II, CO 47, c/o IPO, PO Box 182029, Columbus, OH 43218-2029--56.9838%; Travelers Fund U, One Tower Square, 5MS Bob Iagrossi, Hartford, CT 06183--14.6145%; Lincoln National Life Insurance, Mutual Fund Accounting-4C-01, 1300 South Clinton Street, Fort Wayne, IN 46802-3506--4.9886%; Nationwide Multi-Flex (CitiBank), CO 48, c/o IPO, PO Box 182029, Columbus, OH 43218-2029--2.5055%; Nationwide Variable Life 2, CO 71, c/o IPO, PO Box 182029, Columbus, OH 43218-2029--2.3835%; Nationwide Life Insurance Company, NWVA- 9, c/o IPO Portfolio Accounting, PO Box 182029, Columbus, OH 43218-2029--2.0896%.] A shareholder that owns, directly or indirectly, 25% or more of the Fund's voting securities may be deemed to be a "control person" (as defined in the 1940 Act) of the Fund.



                             MANAGEMENT ARRANGEMENTS



     MANAGER. Dreyfus is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Bank Corporation ("Mellon"). Mellon is a publicly owned multibank holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets. Mellon is among the twenty-five largest bank holding companies in the United States based on total assets.

     Dreyfus provides management services pursuant to the Management Agreement (the "Management Agreement") dated November 13, 1995, with the Fund, which is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Dreyfus by vote cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement was approved by shareholders on November 3, 1995 and was last approved by the Fund's Board, including a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of any party to the Management Agreement, at a meeting held on _________, 1998. The Management Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board or by vote of the holders of a majority of the Fund's shares, or, upon not less than 90 days' notice, by Dreyfus. The Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

     The following persons are officers and/or directors of the Manager:
Christopher M. Condron, Chairman of the Board and Chief Executive Officer; Stephen E. Canter, President, Chief Operating Officer, Chief Investment Officer and a director; Thomas F. Eggers, Vice Chairman-Institutional and a director; Lawrence S. Kash, Vice Chairman and a director; Ronald P. O'Hanley III, Vice Chairman; J. David Officer, Vice Chairman and a director; William T. Sandalls, Jr., Executive Vice President; Mark N. Jacobs, Vice President, General Counsel and Secretary; Patrice M. Kozlowski, Vice President-Corporate Communications; Mary Beth Leibig, Vice President-Human Resources; Andrew S. Wasser, Vice President-Information Systems; Theodore A. Schachar, Vice President; Wendy Strutt, Vice President; Richard Terres, Vice President; William H. Maresca, Controller; James Bitetto, Assistant Secretary; Steven F. Newman, Assistant Secretary; and Mandell L. Berman, Burton C. Borgelt, Steven G. Elliott, Martin
C. McGuinn, Richard W. Sabo and Richard F. Syron, directors.


     Dreyfus maintains office facilities on behalf of the Fund, and furnishes the Fund statistical and research data, clerical help, accounting, data processing, bookkeeping and internal auditing and certain other required services to the Fund. Dreyfus also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate.


     INDEX FUND MANAGER. Mellon Equity provides investment advisory assistance and day-to-day management of the Fund's investments pursuant to the Index Management Agreement (the "Index Management Agreement") dated November 13, 1995 between Mellon Equity and Dreyfus. The Index Management Agreement is subject to annual approval by (i) the Fund's Board or (ii) vote of a majority (as defined in the 1940 Act) of the Fund's outstanding voting securities, provided that in either event the continuance also is approved by a majority of the Fund's Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund or Mellon Equity, by vote cast in person at a meeting called for the purpose of voting on such approval. The Index Management Agreement was approved by shareholders on November 3, 1995, and was approved by the Fund's Board, including a majority of Board members who are not "interested persons" of any party to the Index Management Agreement, at a meeting held on _________, 1998. The Index Management Agreement is terminable without penalty (i) by Dreyfus on 60 days' notice, (ii) by the Fund's Board or by vote of the holders of a majority of the Fund's shares on 60 days' notice, or (iii) by Mellon Equity on not less than 90 days' notice. The Index Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement for any reason.


     The following persons are executive officers and/or directors of Mellon
Equity: Phillip R. Roberts, Chairman of the Board; William P. Rydell, President and Chief Executive Officer; and W. Keith Smith, Director.

     Mellon Equity provides day-to-day management of the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of Dreyfus and approval of the Fund's Board. All purchases and sales are reported for the Board's review at the meeting subsequent to such transactions. Mellon Equity has agreed to pay for the custody services provided to the Fund by Boston Safe Deposit and Trust Company.


     All expenses incurred in the operation of the Fund are borne by the Fund, except to the extent specifically assumed by Dreyfus and/or Mellon Equity. The expenses borne by the Fund include: taxes, interest, loan commitment fees, interest and distributions paid on securities sold short, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of Dreyfus or Mellon Equity or any of their affiliates, Securities and Exchange Commission fees, state Blue Sky qualification fees, advisory fees, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, outside auditing and legal expenses, costs of independent pricing services, costs of maintaining the Fund's existence, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, costs of shareholder's reports and meetings, and any extraordinary expenses.

     As compensation for Dreyfus' services, the Fund has agreed to pay Dreyfus a monthly fee at the annual rate of .245 of 1% of the value of the Fund's average daily net assets. As compensation for Mellon Equity's services, Dreyfus has agreed to pay Mellon Equity a monthly fee at the annual rate of .095 of 1% of the value of the Fund's average daily net assets. All fees and expenses are accrued daily and deducted before declaration of dividends to shareholders. For the fiscal years ended December 31, 1996, 1997 and 1998, the Fund paid Dreyfus management fees of $1,278,312, $3,357,626 and $____________, respectively, and
Dreyfus paid Mellon Equity index management fees of $498,160, $1,301,554 and $____________, respectively.


     Dreyfus (and to a limited extent, Mellon Equity) have agreed that if in any fiscal year the aggregate expenses of the Fund (including fees pursuant to the Management Agreement, but excluding taxes, brokerage, interest on borrowings and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from the fees to be paid to Dreyfus, and Dreyfus may deduct from the fees paid to Mellon Equity or Dreyfus and Mellon Equity will bear, such excess expense in proportion to their management fee and index management fee, to the extent required by state law. Such deduction or payment, if any, will be estimated daily and reconciled and effected or paid, as the case may be, on a monthly basis.

     The aggregate fees payable to Dreyfus and Mellon Equity is not subject to reduction as the value of the Fund's net assets increases.


     DISTRIBUTOR. The Distributor, located at 60 State Street, Boston, Massachusetts 02109, serves as the Fund's distributor on a best efforts basis pursuant to an agreement which is renewable annually.

     TRANSFER AND DIVIDEND DISBURSING AGENT AND CUSTODIAN. Dreyfus Transfer, Inc. (the "Transfer Agent"), a wholly-owned subsidiary of Dreyfus, P.O. Box 9671, Providence, Rhode Island 02940-9671, is the Fund's transfer and dividend disbursing agent. Under a transfer agency agreement with the Fund, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.

     Boston Safe Deposit and Trust Company (the "Custodian"), an indirect subsidiary of Mellon, One Boston Place, Boston, Massachusetts 02108, is the Fund's custodian. The Custodian has no part in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund. Under a custody agreement with the Fund, the Custodian holds the Fund's securities and keeps all necessary accounts and records. The Custodian's fees for its services to the Fund are paid by Mellon Equity.



                                HOW TO BUY SHARES


     Individuals may not place purchase orders directly with the Fund. Individuals should consult a Participating Insurance Company, the administrator of an Eligible Plan or a financial intermediary for information on the purchase of Portfolio shares.

     Separate accounts of the Participating Insurance Companies place orders based on, among other things, the amount of premium payments to be invested pursuant to VA contracts and VLI policies. See the prospectus of the separate account of the applicable Participating Insurance Company for more information on the purchase of Fund shares.

     If an order is received by the Fund or its authorized agent by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time) on a business day, Fund shares will be purchased at the net asset value determined as of such close of trading on the day the order is received. Otherwise, Fund shares will be purchased at the net asset value determined as of the close of trading on the floor of the New York Stock Exchange on the next business day.

     Fund shares are sold on a continuous basis. Net asset value per share is determined as of the close of trading on the floor of the New York Stock Exchange on each day the New York Stock Exchange is open for business. For purposes of determining net asset value, futures contracts will be valued 15 minutes after the close of trading on the floor of the New York Stock Exchange. Net asset value per share is computed by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares outstanding. The Fund's investments are valued based on market value, or where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board. For further information regarding the methods employed in valuing the Fund's investments, see "Determination of Net Asset Value."



                            SHAREHOLDER SERVICES PLAN


     The Fund has adopted a Shareholder Services Plan (the "Plan") pursuant to which the Fund reimburses Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, an amount not to exceed an annual rate of .25% of the value of the Fund's average daily net assets for certain allocated expenses with respect to servicing and/or maintaining shareholder accounts.


     A quarterly report of the amounts expended under the Plan, and the purposes for which such expenditures were incurred, must be made to the Fund's Board for its review. In addition, the Plan provides that material amendments of the Plan must be approved by the Board and by the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. The Plan is subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Plan. The Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan.


     For the fiscal year ended December 31, 1998, $______ was charged to the Fund under the Plan.



                              HOW TO REDEEM SHARES


     GENERAL. Fund shares may be redeemed at any time by the separate accounts of the Participating Insurance Companies or by Eligible Plans. INDIVIDUALS MAY NOT PLACE REDEMPTION ORDERS DIRECTLY WITH THE FUND. When the Fund or its authorized agent receives a request in proper form by the close of trading on the floor of the New York Stock Exchange (currently 4:00 p.m., New York time), the Fund will redeem the shares at the net asset value determined as of the close of such trading on the day the request is received. To maximize the Fund's ability to track the Index, shareholders are urged to transmit redemption requests so that they may be received by the Fund or its agent prior to 12:00 noon, New York time, on the day upon which separate accounts of Participating Insurance Companies want their redemption requests to be effective. The value of the shares redeemed may be more or less than their original cost, depending on the Fund's then-current net asset value. No charges are imposed by the Fund when shares are redeemed.

     The Fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.

     Should any conflict between VA contract and VLI policy holders or Eligible Plan participants arise which would require that a substantial amount of assets be withdrawn from the Fund, orderly portfolio management could be disrupted to the potential detriment of shareholders.

     REDEMPTION COMMITMENT. The Fund has committed to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission and is a fundamental policy which may not be changed without shareholder approval. In the case of requests for redemption in excess of such amount, the Fund's Board reserves the right to make payments in whole or part in securities or other assets of the Fund in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the Fund's portfolio is valued. If the recipient sold such securities, brokerage charges would be incurred.

     SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund ordinarily utilizes is restricted, or when an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable or (c) for such other periods as the Securities and Exchange Commission by order may permit to protect the Fund's shareholders.



                        DETERMINATION OF NET ASSET VALUE

     VALUATION OF PORTFOLIO SECURITIES. The Fund's portfolio securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Fund's Board. Expenses and fees, including the management fees (reduced by the expense limitation, if any), are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares.

     NEW YORK STOCK EXCHANGE CLOSINGS. The holidays (as observed) on which the New York Stock Exchange is closed currently are: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES


     Management of the Fund believes that the Fund has qualified for the fiscal year ended December 31, 1998 as a "regulated investment company" under the Code. The Fund intends to continue to so qualify so long as such qualification is in the best interests of its shareholders. Qualification as a regulated investment company relieves the Fund from any liability for Federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code. If the Fund does not qualify as a "regulated investment company," it would be subject to the general rules governing the Federal income taxation of corporations under the Code. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

     Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be "adequately diversified" as provided therein or in accordance with U.S. Treasury Regulations, in order for the account to serve as the basis for VA contracts or VLI policies. Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the diversification requirements. If the Fund satisfies certain conditions, a segregated asset account owning shares of the Fund will be treated as owning multiple investments consisting of the account's proportionate share of each of the assets of the Fund. The Fund intends to satisfy these conditions so that the shares of the Fund owned by a segregated asset account of a Participating Insurance Company will be treated as multiple investments. Further, the Fund intends to satisfy the diversification standards prescribed
Section 817(h) for segregated accounts. By meeting these and other requirements, the Participating Insurance Companies, rather than VA contract holders or VLI policy holders, should be subject to tax on distributions received with respect to Fund shares. The tax treatment on distributions made to a Participating Insurance Company will depend on the Participating Insurance Company's tax status.


     If, however, the Fund were not to satisfy these conditions, a segregated asset account of a Participating Insurance Company owning shares of the Fund would be required to treat such shares as a single investment asset (and, accordingly, would not be able to treat its proportionate interest in the Fund's assets as being directly owned) for purposes of determining whether the segregated asset account is "adequately diversified" within the meaning of
Section 817(h) of the Code. This, in turn, would make it more difficult for any such segregated asset account to satisfy the diversification standards of the Code. If a segregated asset account is not adequately diversified, it may not serve as the basis for VA contracts or VLI policies.


     The Fund will not report dividends paid to Eligible Plans to the Internal Revenue Service ("IRS"). Generally, distributions from Eligible Plans, except those representing returns of non-deductible contributions thereto, will be taxable as ordinary income and, if made prior to the time the participant reaches age 59-1/2, generally will be subject to an additional tax equal to 10% of the taxable portion of the distribution. If the distribution from an Eligible Plan (other than certain governmental or church plans) for any taxable year following the year in which the participant reaches age 70-1/2 is less than the "minimum required distribution" for that taxable year, an excise tax equal to 50% of the deficiency may be imposed by the IRS. (In some cases, minimum required distributions need not commence until the participant retires, if later.) The administrator, trustee or custodian of such a Plan will be responsible for reporting distributions from the Plan to the IRS. Participants in Eligible Plans will receive a disclosure statement describing the consequences of a distribution from the Plan from the administrator, trustee or custodian of the Plan prior to receiving the distribution. Moreover, certain contributions to an Eligible Plan in excess of the amounts permitted by law may be subject to an excise tax. For more information concerning the Federal income tax consequences, Policy owners should refer to the prospectus for their contracts or policies and Eligible Plan participants should consult the Plan's administrator or trustee.

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. In addition, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258. "Conversion transactions" are defined to include certain forward, futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.


     Under Section 1256 of the Code, gain or loss realized by the Fund from certain financial futures transactions will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise or lapse of such futures as well as from closing transactions. In addition, any such futures remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized in the manner described above.

     Offsetting positions held by the Fund involving futures may constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, overrides or modifies the provisions of Section 1256. As such, all or a portion of any short-or long-term capital gain from certain "straddle" and/or conversion transactions may be recharacterized to ordinary income.

     If a Fund were treated as entering into straddles by reason of its futures transactions, such straddles could be characterized as "mixed straddles" if the futures transactions comprising such straddles were governed by Section 1256 of the Code. The Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle and the conversion transaction rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be recharacterized as short-term capital gain or ordinary income.

     The Taxpayer Relief Act of 1997 included constructive sale provisions that generally apply if the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and enters into a short sale, futures or forward contract, offsetting notional principal contract or other transaction described in Treasury regulations to be issued in the future (collectively, a "Contract") respecting the same or substantially identical property or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property. In each instance, with certain exceptions, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively. Transactions that are identified hedging or straddle transactions under other provisions of the Code can be subject to the constructive sale provisions.


                             PORTFOLIO TRANSACTIONS


     The Advisers assume general supervision over placing orders on behalf of the Fund for the purchase or sale of portfolio securities. Allocation of brokerage transactions, including their frequency, is made in the best judgment of the Advisers and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders at the most favorable net price. Brokers also are selected based upon their sales of shares of other funds advised by Dreyfus or its affiliates, as well as their ability to handle special executions such as are involved in large block trades or broad distributions, provided the primary consideration is met. Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Advisers based upon their knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

     For its portfolio securities transactions for the fiscal years ended December 31, 1996, 1997 and 1998, the Fund paid total brokerage commissions of $116,347, $140,461 and $________, respectively, none of which was paid to the Distributor. No spreads or concessions were paid by the Fund for such fiscal years.

     The aggregate amount of transactions during the period ended December 31, 1998 in securities effected on an agency basis through a broker for, among other things, research services, and the commissions and concessions related to such transactions were $_________ and $__________, respectively.



                             PERFORMANCE INFORMATION


     The Fund's average annual total return for the 1, 5 and 9.26 year periods ended December 31, 1998 was _____%, _____% and _____%, respectively. Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting
1 from the  result.

     The Fund's total return for the period September 29, 1989 (commencement of operations) through December 31, 1998 was _____%. Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

     The Fund's average annual return and total return should not be compared with other funds that offer their shares directly to the public since the figures provided do not reflect charges imposed by Participating Insurance Companies under VA contracts or VLI policies or any charges imposed by Eligible Plans. In addition, the Fund's total return should be distinguished from the rate of return of a separate account or investment division of a separate account of a Participating Insurance Company, which rate will reflect the deduction of additional charges, including mortality and expense risk charges, and therefore will be lower. VA contract holders and VLI policy holders should consult the prospectus for such contract or policy.

     Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Standard & Poor's 500 Composite Stock Price Index, Standard & Poor's MidCap 400 Index, Lipper Analytical Services, Inc., the Dow Jones Industrial Average, Money Magazine, Morningstar, Inc. and other industry publications. The Fund may cite in its advertisements or in reports or other communications to shareholders, historical performance of unmanaged indices as reported in Ibbotson, Roger G. and Rex A. Sinquefield, Stocks, Bonds, Bills and Inflation (SBBI), updated annually in the SBBI Yearbook, Ibbotson Associates, Chicago. In its advertisements, the Fund also may cite the aggregate amount of assets committed to index investing by pension funds and/or other institutional investors, and may refer to or discuss then current or past economic or financial conditions, developments or events.


                           INFORMATION ABOUT THE FUND

     Each Fund share has one vote and, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Fund shares are of one class and have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription or conversion rights and are freely transferable.


     Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for purposes of removing a Board member from office. Fund shareholders may remove a Board member by the affirmative vote of a majority of the Fund's outstanding voting shares. In addition, the Fund's Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.


     The Fund sends annual and semi-annual financial statements to all its shareholders.


     The Fund is not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&Ps only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the calculation of the Fund's net asset value, nor is S&P a distributor of the Fund. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund.

     S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



                       COUNSEL AND INDEPENDENT ACCOUNTANTS

     Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Fund, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares of being sold pursuant to the Fund's Prospectus.


     Coopers & Lybrand L.L.P., 1301 Avenue of the Americas, New York, New York 10019-6013, independent accountants, have been selected as independent auditors of the Fund.

                                    APPENDIX

     Description of S&P A-1 Commercial Paper Rating:

     The rating A is the highest rating and is assigned by S&P to issues that are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the number 1, 2 or 3 to indicate the relative degree of safety. Paper rated A-1 indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

     Description of Moody's Prime-1 Commercial Paper Rating:

     The rating Prime-1 (P-1) is the highest commercial paper rating assigned by Moody's. Issuers of P-1 paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

      DREYFUS LIFE AND ANNUITY FUND, INC. (D/B/A DREYFUS STOCK INDEX FUND)

                            PART C. OTHER INFORMATION
                            -------------------------


Item 23.  Exhibits
-------   ----------

  (a) Registrant's Articles of Incorporation and Articles of Amendment are incorporated by reference to Exhibit (1)(b) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on April 20, 1994.

  (b) Registrant's By-Laws are incorporated by reference to Exhibit (2) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on April 20, 1994.

  (d) Management Agreement is incorporated by reference to Exhibit (5)(a) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on Feburary 29, 1996. Index Management Agreement is incorporated by reference to Exhibit (5)(b) of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on February 29, 1996.

  (e) Distribution Agreement is incorporated by reference to Exhibit (6) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on March 2, 1995.

  (g) Custody Agreement is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on February 29, 1996.

  (h) Shareholder Services Plan is incorporated by reference to Exhibit (9) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on March 2, 1995.

  (i) Opinion and consent of Registrant's counsel is incorporated by reference to Exhibit (10) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on April 20, 1994.

  (j)     Consent of Independent Auditors.*

  (n)     Financial Data Schedule.*

--------------------
*  To be filed by amendment.

          Other Exhibits
          --------------

               (a) Powers of Attorney of the Board members and officers are incorporated by reference to Other Exhibits (a) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on April 29, 1998.

               (b) Certificate of Secretary is incorporated by reference to Other Exhibits (b) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on April 29, 1998.

Item 24.  Persons Controlled by or under Common Control with Registrant.
-------   --------------------------------------------------------------

          Not Applicable

Item 25.  Indemnification
-------   ---------------

          The Statement as to the general effect of any contract, arrangements or statute under which a director, officer, underwriter or affiliated person of the Registrant is insured or indemnified in any manner against any liability which may be incurred in such capacity, other than insurance provided by any director, officer, affiliated person or underwriter for their own protection, is incorporated by reference to
          Item 27 of Part C of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on September 8, 1989.

          Reference is also made to the Distribution Agreement attached as Exhibit (6) of Post-Effective Amendment No. 10 to the Registration Statement on Form N-1A, filed on April 29, 1998.

Item 26.  Business and Other Connections of Investment Adviser.
-------   ----------------------------------------------------

          The Dreyfus Corporation ("Dreyfus") and subsidiary companies comprise a financial service organization whose business consists primarily of providing investment management services as the investment adviser and manager for sponsored investment companies registered under the Investment Company Act of 1940 and as an investment adviser to institutional and individual accounts. Dreyfus also serves as sub-investment adviser to and/or administrator of other investment companies. Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus, serves primarily as a registered broker-dealer. Dreyfus Investment Advisors, Inc., another wholly-owned subsidiary, provides investment management services to various pension plans, institutions and individuals.


          Officers and Directors of Investment Adviser
Name and Position
With Dreyfus                    Other Businesses                      Position Held            Dates

Christopher M. Condron          Mellon Preferred                      Director                 3/96 - 11/96
Chairman of the Board and       Capital Corporation*
Chief Executive Officer
                                TBCAM Holdings, Inc.*                 President                10/97 - 6/98
                                                                      Chairman                 10/97 - 6/98

                                The Boston Company                    Chairman                 1/98 - 6/98
                                Asset Management, LLC*                President                1/98 - 6/98

                                The Boston Company                    President                9/95 - 1/98
                                Asset Management, Inc.*               Chairman                 4/95 - 1/98
                                                                      Chief Executive Officer  4/95 - 4/97

                                Pareto Partners                       Partner Representative   11/95 - 5/97
                                271 Regent Street
                                London, England W1R 8PP

                                Franklin Portfolio Holdings, Inc.*    Director                 1/97 - Present

                                Franklin Portfolio
                                Associates Trust*                     Trustee                  9/95 - 1/97

                                Certus Asset Advisors Corp.**
                                                                      Director                 6/95 - Present

                                The Boston Company of                 Director                 6/95 - 4/96
                                Southern California                   Chief Executive Officer  6/95 - 4/96
                                Los Angeles, CA

                                Mellon Capital Management             Director                 5/95 - Present
                                Corporation***

                                Mellon Bond Associates, LLP+          Executive Committee      1/98 - Present
                                                                      Member


                                Mellon Bond Associates+               Trustee                  5/95 -1/98

                                Mellon Equity Associates, LLP+        Executive Committee      1/98 - Present
                                                                      Member

                                Mellon Equity Associates+             Trustee                  5/95 - 1/98

                                Boston Safe Advisors, Inc.*           Director                 5/95 - Present
                                                                      President                5/95 - Present

                                Access Capital Strategies Corp.       Director                 5/95 - 1/97
                                124 Mount Auburn Street
                                Suite 200 North
                                Cambridge, MA 02138

                                Mellon Bank, N.A. +                   Chief Operating Officer  3/98 - Present
                                                                      President                3/98 - Present
                                                                      Vice Chairman            11/94 - Present

                                Mellon Bank Corporation+              Chief Operating Officer  1/99 - Present
                                                                      President                1/99 - Present
                                                                      Director                 1/98 - Present
                                                                      Vice Chairman            11/94 - 1/99

                                The Boston Company Financial          Director                 4/94- 8/96
                                Services, Inc.*                       President                4/94 - 8/96

                                The Boston Company, Inc.*             Vice Chairman            1/94 - Present
                                                                      Director                 5/93 - Present

                                Laurel Capital Advisors, LLP+         Exec. Committee          1/98 - Present
                                                                      Member

                                Laurel Capital Advisors+              Trustee                  10/93 - 1/98

                                Boston Safe Deposit and Trust         Chairman                 3/93 - 2/96
                                Company of CA                         Chief Executive Officer  6/93 - 2/96
                                Los Angeles, CA                       Director                 6/89 - 2/96

                                MY, Inc.*                             President                9/91 - 3/96
                                                                      Director                 9/91 - 3/96

                                Reco, Inc.*                           President                8/91 - 11/96
                                                                      Director                 8/91 - 11/96

                                Boston Safe Deposit and Trust         Director                 6/89 - 2/96
                                Company of NY
                                New York, NY

                                Boston Safe Deposit and Trust         President                9/89 - 6/96
                                Company*                              Director                 5/93 -Present

                                The Boston Company Financial          President                6/89 - Present
                                Strategies, Inc. *                    Director                 6/89 - Present

                                The  Boston Company Financial         President                6/89 - 1/97
                                Strategies Group, Inc. *              Director                 6/89- 1/97

Mandell L. Berman               Self-Employed                         Real Estate Consultant,  11/74 - Present
Director                        29100 Northwestern Highway            Residential Builder and
                                Suite 370                             Private Investor
                                Southfield, MI 48034

Burton C. Borgelt               DeVlieg Bullard, Inc.                 Director                 1/93 - Present
Director                        1 Gorham Island
                                Westport, CT 06880

                                Mellon Bank Corporation+              Director                 6/91 - Present

                                Mellon Bank, N.A. +                   Director                 6/91 - Present

                                Dentsply International, Inc.          Director                 2/81 - Present
                                570 West College Avenue               Chief Executive Officer  2/81 - 12/96
                                York, PA                              Chairman                 3/89 - 1/96

Stephen E. Canter               Dreyfus Investment                    Chairman of the Board    1/97 - Present
President, Chief Operating      Advisors, Inc.++                      Director                 5/95 - Present
Officer, Chief Investment                                             President                5/95 - Present
Officer, and Director
                                Founders Asset Management, LLC        Acting Chief Executive   7/98 - 12/98
                                2930 East Third Ave.                  Officer
                                Denver, CO 80206

                                The Dreyfus Trust Company+++          Director                 6/95 - Present

Thomas F. Eggers                Dreyfus Service Corporation++         Executive Vice President 4/96 - Present
Vice Chairman - Institutional                                         Director                 9/96 - Present
and Director

Steven G. Elliott               Mellon Bank Corporation+              Senior Vice Chairman     1/99 - Present
Director                                                              Chief Financial Officer  1/90 - Present
                                                                      Vice Chairman            6/92 - 1/99
                                                                      Treasurer                1/90 - 5/98

                                Mellon Bank, N.A.+                    Senior Vice Chairman     3/98 - Present
                                                                      Vice Chairman            6/92 - 3/98
                                                                      Chief Financial Officer  1/90 - Present

                                Mellon EFT Services Corporation       Director                 10/98 - Present
                                Mellon Bank Center, 8th Floor
                                1735 Market Street
                                Philadelphia, PA 19103

                                Mellon Financial Services             Director                 1/96 - Present
                                Corporation #1                        Vice President           1/96 - Present
                                Mellon Bank Center, 8th Floor
                                1735 Market Street
                                Philadelphia, PA 19103

                                Boston Group Holdings, Inc.*          Vice President           5/93 - Present

                                APT Holdings Corporation              Treasurer                12/87 - Present
                                Pike Creek Operations Center
                                4500 New Linden Hill Road
                                Wilmington, DE 19808

                                Allomon Corporation                   Director                 12/87 - Present
                                Two Mellon Bank Center
                                Pittsburgh, PA 15259

                                Collection Services Corporation       Controller               10/90 - Present
                                500 Grant Street                      Director                 9/88 - Present
                                Pittsburgh, PA 15258                  Vice President           9/88 - Present
                                                                      Treasurer                9/88 - Present

                                Mellon Financial Company+             Principal Exec. Officer  1/88 - Present
                                                                      Chief Financial Officer  8/87 - Present
                                                                      Director                 8/87 - Present
                                                                      President                8/87 - Present

                                Mellon Overseas Investments           Director                 4/88 - Present
                                Corporation+                          Chairman                 7/89 - 11/97
                                                                      President                4/88 - 11/97
                                                                      Chief Executive Officer  4/88 - 11/97

                                Mellon International Investment       Director                 9/89 - 8/97
                                Corporation+

                                Mellon Financial Services             Treasurer                12/87 - Present
                                Corporation # 5+

Lawrence S. Kash                Dreyfus Investment                    Director                 4/97 - Present
Vice Chairman                   Advisors, Inc.++
And Director
                                Dreyfus Brokerage Services, Inc.      Chairman                 11/97 - Present
                                401 North Maple Ave.                  Chief Executive Officer  11/97 - Present
                                Beverly Hills, CA

                                Dreyfus Service Corporation++         Director                 1/95 - Present
                                                                      President                9/96 - Present

                                Dreyfus Precious Metals, Inc.++ +     Director                 3/96 - 12/98
                                                                      President                10/96 - 12/98

                                Dreyfus Service                       Director                 12/94 - Present
                                Organization, Inc.++                  President                1/97 - Present
                                                                      Executive Vice President 12/94 - 1/97

                                Seven Six Seven Agency, Inc. ++       Director                 1/97 - Present

                                Dreyfus Insurance Agency of           Chairman                 5/97 - Present
                                Massachusetts, Inc.++++               President                5/97 - Present
                                                                      Director                 5/97 - Present

                                The Dreyfus Trust Company+++          Chairman                 1/97 - Present
                                                                      President                2/97 - Present
                                                                      Chief Executive Officer  2/97 - Present
                                                                      Director                 12/94 - Present

                                The Dreyfus Consumer Credit           Chairman                 5/97 - Present
                                Corporation++                         President                5/97 - Present
                                                                      Director                 12/94 - Present

                                The Boston Company Advisors*          Chairman                 8/93 - 11/95

                                The Boston Company Advisors,          Chairman                 12/95 - Present
                                Inc.                                  Chief Executive Officer  12/95 - Present
                                Wilmington, DE                        President                12/95 - Present

                                Cornice Acquisition                   Board of Managers        12/97 - Present
                                Company, LLC
                                Denver, CO

                                The Boston Company, Inc.*             Director                 5/93 - Present
                                                                      President                5/93 - Present

                                Mellon Bank, N.A.+                    Executive Vice President 2/92 - Present

                                Laurel Capital Advisors, LLP+         President                12/91 - Present
                                                                      Executive Committee      12/91 - Present
                                                                      Member

                                Boston Group Holdings, Inc.*          Director                 5/93 - Present
                                                                      President                5/93 - Present

Martin G. McGuinn               Mellon Bank Corporation+              Chairman                 1/99 - Present
Director                                                              Chief Executive Officer  1/99 - Present
                                                                      Director                 1/98 - Present
                                                                      Vice Chairman            1/90 - 1/99

                                Mellon Bank, N. A. +                  Chairman                 3/98 - Present
                                                                      Chief Executive Officer  3/98 - Present
                                                                      Director                 1/98 - Present
                                                                      Vice Chairman            1/90 - 1/99

                                Mellon Leasing Corporation+           Vice Chairman            12/96 - Present

                                Mellon Bank (DE) National             Director                 4/89 - 12/98
                                Association
                                Wilmington, DE

                                Mellon Bank (MD) National             Director                 1/96 - 4/98
                                Association
                                Rockville, Maryland

                                Mellon Financial                      Vice President           9/86  - 10/97
                                Corporation (MD)
                                Rockville, Maryland

J. David Officer                Dreyfus Service Corporation++         Executive Vice President 5/98 - Present
Vice Chairman
And Director                    Dreyfus Insurance Agency of           Director                 5/98 - Present
                                Massachusetts, Inc.++++

                                Seven Six Seven Agency, Inc.++        Director                 10/98 - Present

                                Mellon Residential Funding Corp. +    Director                 4/97 - Present

                                Mellon Trust of Florida, N.A.         Director                 8/97 - Present
                                2875 Northeast 191st Street
                                North Miami Beach, FL 33180

                                Mellon Bank, NA+                      Executive Vice President 7/96 - Present

                                The Boston Company, Inc.*             Vice Chairman            1/97 - Present
                                                                      Director                 7/96 - Present

                                Mellon Preferred Capital              Director                 11/96 - Present
                                Corporation*

                                RECO, Inc.*                           President                11/96 - Present
                                                                      Director                 11/96 - Present

                                The Boston Company Financial          President                8/96 - Present
                                Services, Inc.*                       Director                 8/96 - Present

                                Boston Safe Deposit and Trust         Director
                                Company*                              President                7/96 - Present
                                                                      Executive Vice President 7/96 - 1/99
                                                                                               1/91 - 7/96
                                Mellon Trust of New York              Director
                                1301 Avenue of the Americas                                    6/96 - Present
                                New York, NY 10019

                                Mellon Trust of California            Director                 6/96 - Present
                                400 South Hope Street
                                Suite 400
                                Los Angeles, CA 90071

                                Mellon Bank, N.A.+                    Executive Vice President 2/94 - Present

                                Mellon United National Bank           Director                 3/98 - Present
                                1399 SW 1st Ave., Suite 400
                                Miami, Florida

                                Boston Group Holdings, Inc.*          Director                 12/97 - Present

                                Dreyfus Financial Services Corp. +    Director                 9/96 - Present

                                Dreyfus Investment Services           Director                 4/96 - Present
                                Corporation+

Richard W. Sabo                 Founders Asset Management LLC         President                12/98 - Present
Director                        2930 East Third Avenue                Chief Executive Officer  12/98 - Present
                                Denver, CO. 80206

                                Prudential Securities                 Senior Vice President    07/91 - 11/98
                                New York, NY                          Regional Director        07/91 - 11/98

Richard F. Syron                American Stock Exchange               Chairman                 4/94 - Present
Director                        86 Trinity Place                      Chief Executive Officer  4/94 - Present
                                New York, NY 10006

Ronald P. O'Hanley              Franklin Portfolio Holdings, Inc.*    Director                 3/97 - Present
Vice Chairman
                                TBCAM Holdings, Inc.*                 Chairman                 6/98 - Present
                                                                      Director                 10/97 - Present

                                The Boston Company Asset              Chairman                 6/98 - Present
                                Management, LLC*                      Director                 1/98 - 6/98

                                The Boston Company Asset              Director                 2/97 - 12/97
                                Management, Inc. *

                                Boston Safe Advisors, Inc. *          Chairman                 6/97 - Present
                                                                      Director                 2/97 - Present

                                Pareto Partners                       Partner Representative   5/97 - Present
                                271 Regent Street
                                London, England W1R 8PP

                                Mellon Capital Management             Director                 5/97 -Present
                                Corporation***

                                Certus Asset Advisors Corp.**         Director                 2/97 - Present

                                Mellon Bond Associates+               Trustee                  2/97 - Present
                                                                      Chairman                 2/97 - Present

                                Mellon Equity Associates+             Trustee                  2/97 - Present
                                                                      Chairman                 2/97 - Present

                                Mellon-France Corporation+            Director                 3/97 - Present

                                Laurel Capital Advisors+              Trustee                  3/97 - Present

                                McKinsey & Company, Inc.              Partner                  8/86 - 2/97
                                Boston, MA

Mark N. Jacobs                  Dreyfus Investment                    Director                 4/97 -Present
General Counsel,                Advisors, Inc.++                      Secretary                10/77 - 7/98
Vice President, and
Secretary                       The Dreyfus Trust Company+++          Director                 3/96 - Present

                                The TruePenny Corporation++           President                10/98 - Present
                                                                      Director                 3/96 - Present

                                Lion Management, Inc.++               Director                 1/88 - 10/96
                                                                      Vice President           1/88 - 10/96
                                                                      Secretary                1/88 - 10/96

                                The Dreyfus Consumer Credit           Secretary                4/83 - 3/96
                                Corporation++

                                Dreyfus Service                       Director                 3/97 - Present
                                Organization, Inc.++                  Assistant Secretary      4/83 -3/96

                                Major Trading Corporation++           Assistant Secretary      5/81 - 8/96

William H. Maresca              The Dreyfus Trust Company+++          Director                 3/97 - Present
Controller
                                Dreyfus Service Corporation++         Chief Financial Officer  12/98 - Present

                                Dreyfus Consumer Credit Corp.++       Treasurer                10/98 - Present

                                Dreyfus Investment                    Treasurer                10/98 - Present
                                Advisors, Inc. ++

                                Dreyfus-Lincoln, Inc.                 Vice President           10/98 - Present
                                4500 New Linden Hill Road
                                Wilmington, DE 19808

                                The TruePenny Corporation++           Vice President           10/98 - Present

                                Dreyfus Precious Metals, Inc.+++      Treasurer                10/98 - 12/98

                                The Trotwood Corporation++            Vice President           10/98 - Present

                                Trotwood Hunters Corporation++        Vice President           10/98 - Present

                                Trotwood Hunters Site A Corp. ++      Vice President           10/98 - Present

                                Dreyfus Transfer, Inc.                Chief Financial Officer  5/98 - Present
                                One American Express Plaza,
                                Providence, RI 02903

                                Dreyfus Service                       Assistant  Treasurer     3/93 - Present
                                Organization, Inc.++

                                Dreyfus Insurance Agency of           Assistant Treasurer      5/98 - Present
                                Massachusetts, Inc.++++

William T. Sandalls, Jr.        Dreyfus Transfer, Inc.                Chairman                 2/97 - Present
Executive Vice President        One American Express Plaza,
                                Providence, RI 02903

                                Dreyfus Service Corporation++         Director                 1/96 - Present
                                                                      Treasurer                1/96 - 2/97
                                                                      Executive Vice President 2/97 - Present
                                                                      Chief Financial Officer  2/97 - 12/98

                                Dreyfus Investment                    Director                 1/96 - Present
                                Advisors, Inc.++                      Treasurer                1/96 - 10/98

                                Dreyfus-Lincoln, Inc.                 Director                 12/96 - Present
                                4500 New Linden Hill Road             President                1/97 - Present
                                Wilmington, DE 19808

                                Dreyfus Acquisition Corporation++     Director VP and CFO      1/96 - 8/96
                                                                      Vice President           1/96 - 8/96
                                                                      Chief Financial Officer  1/96 - 8/96

                                Lion Management, Inc.++               Director                 1/96 - 10/96
                                                                      President                1/96 - 10/96

                                Seven Six Seven Agency, Inc.++        Director                 1/96 - 10/98
                                                                      Treasurer                10/96 - 10/98

                                The Dreyfus Consumer                  Director                 1/96 - Present
                                Credit Corp.++                        Vice President           1/96 - Present
                                                                      Treasurer                1/97 - 10/98

                                Dreyfus Partnership                   President                1/97 - 6/97
                                Management, Inc.++                    Director                 1/96 - 6/97

                                Dreyfus Service Organization,         Director                 1/96 - 6/97
                                Inc.++                                Executive Vice President 1/96 - 6/97
                                                                      Treasurer                10/96 - Present

                                Dreyfus Insurance Agency of           Director                 5/97 - Present
                                Massachusetts, Inc.++++               Treasurer                5/97 - Present
                                                                      Executive Vice President 5/97 - Present

                                Major Trading Corporation++           Director                 1/96 - 8/96
                                                                      Treasurer                1/96 - 8/96

                                The Dreyfus Trust Company+++          Director                 1/96 - 4/97
                                                                      Treasurer                1/96 - 4/97
                                                                      Chief Financial Officer  1/96 - 4/97

                                Dreyfus Personal                      Director                 1/96 - 4/97
                                Management, Inc.++                    Treasurer                1/96 - 4/97


Patrice M. Kozlowski            None
Vice President - Corporate
Communications

Mary Beth Leibig                None
Vice President -
Human Resources

Andrew S. Wasser                Mellon Bank Corporation+              Vice President           1/95 - Present
Vice President -
Information Systems

Theodore A. Schachar            Dreyfus Service Corporation++         Vice President -Tax      10/96 - Present
Vice President - Tax
                                Dreyfus Investment Advisors, Inc.++   Vice President - Tax     10/96 - Present

                                Dreyfus Precious Metals, Inc. +++     Vice President - Tax     10/96 - 12/98

                                Dreyfus Service Organization, Inc.++  Vice President - Tax     10/96 - Present

Wendy Strutt                    None
Vice President

Richard Terres                  None
Vice President

James Bitetto                   The TruePenny Corporation++           Secretary                9/98 - Present
Assistant Secretary
                                Dreyfus Service Corporation++         Assistant Secretary      8/98 - Present

                                Dreyfus Investment                    Assistant Secretary      7/98 - Present
                                Advisors, Inc.++

                                Dreyfus Service                       Assistant Secretary      7/98 - Present
                                Organization, Inc.++

Steven F. Newman                Dreyfus Transfer, Inc.                Vice President           2/97 - Present
Assistant Secretary             One American Express Plaza            Director                 2/97 - Present
                                Providence, RI 02903                  Secretary                2/97 - Present

                                Dreyfus Service                       Secretary                7/98 - Present
                                Organization, Inc.++                  Assistant Secretary      5/98 - 7/98


-------------------------------
*   The address of the business so indicated is One Boston Place, Boston, Massachusetts, 02108.
**  The address of the business so indicated is One Bush Street, Suite 450, San Francisco, California 94104.
*** The address of the business so indicated is 595 Market Street, Suite 3000, San Francisco, California 94105.
+   The address of the business so indicated is One Mellon Bank Center, Pittsburgh, Pennsylvania 15258.
++  The address of the business so indicated is 200 Park Avenue, New York, New York 10166.
+++ The address of the business so indicated is 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.
++++The address of the business so indicated is 53 State Street, Boston, Massachusetts 02109


Item 27.  Principal Underwriters
--------  ----------------------

     (a) Other investment companies for which Registrant's principal underwriter (exclusive distributor) acts as principal underwriter or exclusive distributor:

     1)       Comstock Partners Funds, Inc.
     2)       Dreyfus A Bonds Plus, Inc.
     3)       Dreyfus Appreciation Fund, Inc.
     4)       Dreyfus Asset Allocation Fund, Inc.
     5)       Dreyfus Balanced Fund, Inc.
     6)       Dreyfus BASIC GNMA Fund
     7)       Dreyfus BASIC Money Market Fund, Inc.
     8)       Dreyfus BASIC Municipal Fund, Inc.
     9)       Dreyfus BASIC U.S. Government Money Market Fund
     10)      Dreyfus California Intermediate Municipal Bond Fund
     11)      Dreyfus California Tax Exempt Bond Fund, Inc.
     12)      Dreyfus California Tax Exempt Money Market Fund
     13)      Dreyfus Cash Management
     14)      Dreyfus Cash Management Plus, Inc.
     15)      Dreyfus Connecticut Intermediate Municipal Bond Fund
     16)      Dreyfus Connecticut Municipal Money Market Fund, Inc.
     17)      Dreyfus Florida Intermediate Municipal Bond Fund
     18)      Dreyfus Florida Municipal Money Market Fund
     19)      The Dreyfus Fund Incorporated
     20)      Dreyfus Global Bond Fund, Inc.
     21)      Dreyfus Global Growth Fund
     22)      Dreyfus GNMA Fund, Inc.
     23)      Dreyfus Government Cash Management Funds
     24)      Dreyfus Growth and Income Fund, Inc.
     25)      Dreyfus Growth and Value Funds, Inc.
     26)      Dreyfus Growth Opportunity Fund, Inc.
     27)      Dreyfus Debt and Equity Funds
     28)      Dreyfus Index Funds, Inc.
     29)      Dreyfus Institutional Money Market Fund
     30)      Dreyfus Institutional Preferred Money Market Fund
     31)      Dreyfus Institutional Short Term Treasury Fund
     32)      Dreyfus Insured Municipal Bond Fund, Inc.
     33)      Dreyfus Intermediate Municipal Bond Fund, Inc.
     34)      Dreyfus International Funds, Inc.
     35)      Dreyfus Investment Grade Bond Funds, Inc.
     36)      Dreyfus Investment Portfolios
     37)      The Dreyfus/Laurel Funds, Inc.
     38)      The Dreyfus/Laurel Funds Trust
     39)      The Dreyfus/Laurel Tax-Free Municipal Funds
     40)      Dreyfus LifeTime Portfolios, Inc.
     41)      Dreyfus Liquid Assets, Inc.
     42)      Dreyfus Massachusetts Intermediate Municipal Bond Fund
     43)      Dreyfus Massachusetts Municipal Money Market Fund
     44)      Dreyfus Massachusetts Tax Exempt Bond Fund
     45)      Dreyfus MidCap Index Fund
     46)      Dreyfus Money Market Instruments, Inc.
     47)      Dreyfus Municipal Bond Fund, Inc.
     48)      Dreyfus Municipal Cash Management Plus
     49)      Dreyfus Municipal Money Market Fund, Inc.
     50)      Dreyfus New Jersey Intermediate Municipal Bond Fund
     51)      Dreyfus New Jersey Municipal Bond Fund, Inc.
     52)      Dreyfus New Jersey Municipal Money Market Fund, Inc.
     53)      Dreyfus New Leaders Fund, Inc.
     54)      Dreyfus New York Insured Tax Exempt Bond Fund
     55)      Dreyfus New York Municipal Cash Management
     56)      Dreyfus New York Tax Exempt Bond Fund, Inc.
     57)      Dreyfus New York Tax Exempt Intermediate Bond Fund
     58)      Dreyfus New York Tax Exempt Money Market Fund
     59)      Dreyfus U.S. Treasury Intermediate Term Fund
     60)      Dreyfus U.S. Treasury Long Term Fund
     61)      Dreyfus 100% U.S. Treasury Money Market Fund
     62)      Dreyfus U.S. Treasury Short Term Fund
     63)      Dreyfus Pennsylvania Intermediate Municipal Bond Fund
     64)      Dreyfus Pennsylvania Municipal Money Market Fund
     65)      Dreyfus Premier California Municipal Bond Fund
     66)      Dreyfus Premier Equity Funds, Inc.
     67)      Dreyfus Premier International Funds, Inc.
     68)      Dreyfus Premier GNMA Fund
     69)      Dreyfus Premier Worldwide Growth Fund, Inc.
     70)      Dreyfus Premier Municipal Bond Fund
     71)      Dreyfus Premier New York Municipal Bond Fund
     72)      Dreyfus Premier State Municipal Bond Fund
     73)      Dreyfus Premier Value Fund
     74)      Dreyfus Short-Intermediate Government Fund
     75)      Dreyfus Short-Intermediate Municipal Bond Fund
     76)      The Dreyfus Socially Responsible Growth Fund, Inc.
     77)      Dreyfus Stock Index Fund, Inc.
     78)      Dreyfus Tax Exempt Cash Management
     79)      The Dreyfus Third Century Fund, Inc.
     80)      Dreyfus Treasury Cash Management
     81)      Dreyfus Treasury Prime Cash Management
     82)      Dreyfus Variable Investment Fund
     83)      Dreyfus Worldwide Dollar Money Market Fund, Inc.
     84)      Founders Funds, Inc.
     85)      General California Municipal Bond Fund, Inc.
     86)      General California Municipal Money Market Fund
     87)      General Government Securities Money Market Fund, Inc.
     88)      General Money Market Fund, Inc.
     88)      General Municipal Bond Fund, Inc.
     90)      General Municipal Money Market Funds, Inc.
     91)      General New York Municipal Bond Fund, Inc.
     92)      General New York Municipal Money Market Fund

(b)
                                                             Positions and
Name and principal        Positions and offices with         offices with
business address          the Distributor                    Registrant
------------------        ---------------------------        -------------

Marie E. Connolly+        Director, President, Chief         President and
                          Executive Officer and Chief        Treasurer
                          Compliance Officer

Joseph F. Tower, III+     Director, Senior Vice President,   Vice President
                          Treasurer and Chief Financial      and Assistant
                          Officer                            Treasurer

Mary A. Nelson+           Vice President                     Vice President
                                                             and Assistant
                                                             Treasurer

Jean M. O'Leary+          Assistant Vice President,          None
                          Assistant Secretary and
                          Assistant Clerk

William J. Nutt+          Chairman of the Board              None

Michael S. Petrucelli++   Senior Vice President              Vice President,
                                                             Assistant
                                                             Treasurer, and
                                                             Assistant Secretary

Patrick W. McKeon+        Vice President                     None

Joseph A. Vignone+        Vice President                     None

--------------------------------
 +   Principal business address is 60 State Street, Boston, Massachusetts 02109.
++   Principal business address is 200 Park Avenue, New York, New York 10166.

Item 28.        Location of Accounts and Records
-------         --------------------------------

                1. First Data Investor Services Group, Inc., a subsidiary of First Data Corporation
                      P.O. Box 9671
                      Providence, Rhode Island 02940-9671

                2.    Mellon Bank, N.A.
                      One Mellon Bank Center
                      Pittsburgh, Pennsylvania 15258

                3.    Dreyfus Transfer, Inc.
                      P.O. Box 9671
                      Providence, Rhode Island 02940-9671

                4.    The Dreyfus Corporation
                      200 Park Avenue
                      New York, New York 10166

Item 29.        Management Services
-------         -------------------

                Not Applicable

Item 30.        Undertakings
-------         ------------

                None

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the 24th day of February, 1999.

          DREYFUS LIFE AND ANNUITY INDEX FUND, INC.
          --------------------------------------------
          (Registrant)

          BY:  /s/Marie E. Connolly*
               ----------------------------
               Marie E. Connolly, PRESIDENT


     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


       Signature                         Title                        Date
--------------------------         -------------------              ----------


/s/ Marie E. Connolly*       President and Treasurer (Principal       2/24/99
---------------------        Executive Officer)
Marie E. Connolly

/s/ Joseph F. Tower, III*    Vice President and Assistant             2/24/99
------------------------     Treasurer (Principal Financial
Joseph F. Tower, III         and Accounting Officer)

/s/ Joseph S. DiMartino*     Chairman of the Board                    2/24/99
------------------------
Joseph S. DiMartino

/s/David P. Feldman*         Board Member                             2/24/99
--------------------------
David P. Feldman

/s/John M. Fraser, Jr.*      Board Member                             2/24/99
--------------------------
John M. Fraser, Jr.

/s/Ehud Houminer*            Board Member                             2/24/99
--------------------------
Ehud Houminer*

/s/David J. Mahoney*         Board Member                             2/24/99
--------------------------
David J. Mahoney

/s/Gloria Messinger*         Board Member                             2/24/99
--------------------------
Gloria Messinger

/s/Jack R. Meyer*            Board Member                             2/24/99
--------------------------
Jack R. Meyer

/s/John Szarkowski*          Board Member                             2/24/99
--------------------------
John Szarkowski

/s/Anne Wexler*              Board Member                             2/24/99
--------------------------
Anne Wexler

*BY:  /s/ Michael S. Petrucelli
      ----------------------------------
      Michael S. Petrucelli,
      Attorney-in-Fact